SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 16, 2002

CONTINENTAL AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-09781	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 324-2950

(Registrant's telephone number, including area code)

Item 5. Other Events.

On January 16, 2002, Continental Airlines, Inc. ("Company") issued a press release, which is filed herewith as Exhibit 99.1 and incorporated herein by reference. The Company also provided a letter to analysts and other parties presenting certain information relating to its fourth quarter and year 2001 earnings and its financial and operational outlook for 2002, which is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

    Exhibits

      Press Release

      Letter to Analysts

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

By /s/ Jennifer L. Vogel

Jennifer L. Vogel

Vice President and

General Counsel

January 16, 2002

EXHIBIT INDEX

    Press Release

    Letter to Analysts